Taxation - Schedule of Deferred Tax Assets (Details) - USD ($)	Jun. 30, 2026	Jun. 30, 2025
Deferred tax assets
Net operating loss carryforwards	$ 461,359	$ 343,406
Allowance for credit losses	35	42
Operating lease liabilities	139	377
Less: valuation allowance	(461,394)	(343,448)
Deferred tax assets	139	377
Deferred tax liabilities
Right-of-use assets	(200)	(526)
Deferred tax liabilities	(200)	(526)
Total deferred tax liabilities, net	$ (61)	$ (149)